Exhibit 10.1

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT
THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (“Amendment”) is made as of the 29th day of December, 2016 by and among Rocket Fuel Inc. (“Borrower”), the Lenders (as defined below) party hereto and Comerica Bank, as administrative agent for the Lenders (in such capacity, “Agent”).
RECITALS
A.    Borrower has entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 31, 2014, with Agent, the financial institutions from time to time signatory thereto (collectively, the “Lenders” and each, individually, a “Lender”) and Silicon Valley Bank, as Syndication Agent, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement and Second Amendment to Security Agreement, dated as of March 13, 2015, that certain Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 10, 2016, by that certain Third Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 21, 2016, and as further amended by that certain Fourth Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 15, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), under which the Lenders extended (or committed to extend) credit to Borrower, as set forth therein.
B.    Borrower has requested that Agent and Lenders amend the Credit Agreement.
C.    Agent and Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and Lenders agree as follows:

1.	Section 7.9(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    Minimum EBITDA. Borrower shall maintain EBITDA (for the consecutive twelve month period then ending) as of the last day of each fiscal quarter of not less than the amount set forth below opposite the applicable fiscal quarter ending date:

Fiscal Quarter Ending Date	Amount
December 31, 2016	$10,000,000
March 31, 2017 and each fiscal quarter ending thereafter	$20,000,000”

2.
This Amendment shall be effective (according to the terms hereof) on the date (the “Fifth Amendment Effective Date”) that Agent shall have received (i) executed facsimile or email counterparts of this Amendment, in each case duly executed and delivered by Agent, Lenders, Borrower, and Guarantors, with originals following promptly thereafter, and (ii) an amendment fee in the amount of $15,000, to be shared pro rata among the Majority Revolving Credit Lenders who execute this Amendment, based on their Revolving Credit Percentages.

3.
Borrower and Guarantors hereby represent and warrant that, after giving effect to the amendments to the Credit Agreement contained herein, (a) the execution and delivery of this Amendment and the performance by Borrower and Guarantors of their obligations under the Credit Agreement, in each case as amended hereby, are within their corporate or limited liability powers, have been duly authorized, are not in contravention of law applicable to such party or the terms of their articles of incorporation or bylaws or articles of organization or operating agreement, and do not require the consent or approval of any governmental body, agency or authority, and this Amendment and the Credit Agreement (as amended herein) will constitute the valid and binding obligations of such party, enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Article 6 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that it is already qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

4.
Except as specifically set forth herein, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder (except pursuant to the terms of this Amendment), or any of the other Loan Documents. Nor shall this Amendment constitute a waiver or release by Agent or Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder, or any of the other Loan Documents. Furthermore, this Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders or Agent with respect to any other non-compliance by Borrower or any Guarantor with the Credit Agreement, or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

5.
Borrower and Guarantors hereby reaffirm, confirm, ratify and agree to be bound by their covenants, agreements and obligations under the Credit Agreement and (as amended hereby) and any other Loan Documents previously executed and delivered by them, or executed and delivered in accordance with this Amendment. Each reference in the Loan Documents to “the Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

6.
Borrower and Guarantors hereby acknowledge and agree that this Amendment and the amendments and consents contained herein do not constitute any course of dealing or other basis for altering any obligation of Borrower, Guarantors or any other Credit Party or any rights, privilege or remedy of Lenders under the Credit Agreement or any other Loan Document.

7.	Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement.

8.	This Amendment may be executed in counterparts in accordance with Section 13.8 of the Credit Agreement.

9.	This Amendment shall be construed in accordance with and governed by the laws of the State of California (without giving effect to conflict of laws principles).
(Remainder of page intentionally left blank.)

IN WITNESS WHEREOF, Agent, Lenders, Borrower, and Guarantors have each caused this Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK, as Agent and a Lender

By:     /s/ Dennis Rapoport
Name: Dennis Rapoport
Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

SILICON VALLEY BANK, as a Lender

By:     /s/ Ted Bell
Name: Ted Bell
Title: Vice President

Signature Page to Fifth Amendment to Credit Agreement

CITY NATIONAL BANK, as a Lender

By:     /s/ Alan Jepsen
Name: Alan Jepsen
Title: SVP

Signature Page to Fifth Amendment to Credit Agreement

ROCKET FUEL INC., as Borrower

By:     /s/ Randy Wootton
Name: Randy Wootton
Title: Chief Executive Officer

Signature Page to Fifth Amendment to Credit Agreement

X PLUS TWO SOLUTIONS, LLC, as a Guarantor

By:     /s/ Henrik Gerdes
Name: Henrik Gerdes
Title: Chief Financial Officer

X PLUS ONE SOLUTIONS, INC., as a Guarantor

By:     /s/ Henrik Gerdes
Name: Henrik Gerdes
Title: Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement